                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed  by  the  Registrant     (X)
Filed  by  a  Party  other  than  the  Registrant     (   )

Check  the  appropriate  box:

( )     Preliminary  Proxy  Statement
( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
(X)     Definitive  Proxy  Statement
( )     Definitive  Additional  Materials
( )     Soliciting  Material  under  Section  240.14a-12

                             LAS VEGAS GAMING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
(X)     No  fee  required
( )     Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and
        0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:

     2)   Aggregate  number  of  securities  to  which  transaction  applies:

     3)   Proposed  maximum  aggregate  value  of  transaction:

     4)   Total  fee  paid:

( )     Fee  paid  previously  with  preliminary  materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:
     2)   Form,  Schedule  or  Registration  Statement  No.:
     3)   Filing  Party:
     4)   Date  Filed:

                             LAS VEGAS GAMING, INC.
                       3120 South Rainbow Blvd. Suite 204
                              Las Vegas, NV  89146

                                                   April 15, 2002

Dear  Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Las Vegas Gaming, Inc., which will be held at Spanish Trail Country Club, 5050
Spanish Trail Lane, Las Vegas, Nevada, on May 14, 2002, at 1:00 p.m. Pacific Daylight Time.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement. In addition, we have attached our annual report to shareholders to these documents as a measure to keep you better informed of our business activities.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of Las Vegas Gaming, Inc.

                                              Sincerely,


                                              /s/ Russell R. Roth
                                              Russell R. Roth
                                              CEO and Chairman

                             Las Vegas Gaming, Inc.
                       3120 South Rainbow Blvd. Suite 204
                              Las Vegas, NV  89146
                            Telephone (702) 733-9703

              ____________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  May 14, 2002
               ___________________________________________________

TO  THE  SHAREHOLDERS  OF  LAS  VEGAS  GAMING,  INC.:

The annual meeting of the shareholders of Las Vegas Gaming, Inc. will be held at Spanish Trail Country Club, 5050 Spanish Trail Lane, Las Vegas, Nevada, on May 14, 2002, at 1:00 p.m. Pacific Daylight Time, for the following purposes:

1. To elect four directors to serve until the next annual meeting or until their successors are elected and qualified;

2. To confirm the appointment of Piercy, Bowler, Taylor and Kern as auditors for the Company;

3. To transact any other business that may properly come before the meeting or any adjournment of the meeting.

Shareholders of record at the close of business on April 8, 2002 are entitled to notice of and to vote at the meeting. The Company's proxy statement and its 2001 annual report to shareholders accompany this notice.

All  shareholders  are  invited  to  attend  the  meeting  in  person.

                                BY ORDER OF THE BOARD OF DIRECTORS,

                                /s/ Russell R. Roth
                                RUSSELL R. ROTH, President

Las Vegas, Nevada
April 15, 2002
                                    IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE LAS VEGAS GAMING THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                             Las Vegas Gaming, Inc.
                       3120 South Rainbow Blvd. Suite 204
                              Las Vegas, NV  89146
                            Telephone (702) 733-9307
                ________________________________________________

                                 PROXY STATEMENT
                ________________________________________________

                     For the Annual Meeting of Shareholders
                             To be held May 14, 2002


NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY LAS VEGAS GAMING OR ANY OTHER PERSON.

                            MATTERS TO BE CONSIDERED

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Las Vegas Gaming, Inc. (the "Company") for use at the annual meeting of the shareholders of the Company, or any adjournments thereof. The meeting will be held at Spanish Trail Country Club, 5050 Spanish Trail Lane, Las Vegas, Nevada, on May 14, 2002, at 1:00 p.m. Pacific Daylight Time, to elect four directors to serve until the next annual meeting or until their successors are elected and qualified and to confirm the appointment of the accounting firm of Piercy, Bowler, Taylor & Kern as the Company's auditors.

Management knows of no other business that may properly come before the meeting. The above matters require for their approval the affirmative vote of a majority of the shares represented at a meeting at which a quorum is present.

This proxy statement and the enclosed form of proxy are first being mailed to shareholders on or about April 15, 2002.

                      RECORD DATE; SOLICITATION OF PROXIES

The board of directors of Las Vegas Gaming has fixed the close of business on April 8, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At the record date, there were approximately 5,789,268 shares of common stock issued, outstanding, and entitled to vote at the meeting. Holders of common stock are entitled to one vote at the meeting for each share of common stock held of record on the record date. There are no separate voting groups or separate series of stock.

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by Las Vegas Gaming and its directors, officers and employees (who will receive no additional compensation therefore) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. Las Vegas Gaming will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. Las Vegas Gaming will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. Las Vegas Gaming has spent approximately $2,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that Las Vegas Gaming will spend an additional $2,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding Las Vegas Gaming's proxies and related materials may be directed in writing to Russell Roth, at 3120 South Rainbow Blvd. Suite 204, Las Vegas, Nevada 89146.

                            VOTE REQUIRED AND VOTING

In order to obtain shareholder approval, fifty percent (50%) of the issued and outstanding shares of common stock entitled to vote as of the record date, represented in person or by proxy, is required for a quorum at the annual meeting. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum. Election of directors shall be accomplished by the three candidates receiving a plurality of the votes cast at a shareholder's meeting by the shareholders entitled to vote in the election.

You may vote by either attending the meeting in person or by filling out and sending in your proxy. Shares of common stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR the named nominees for the board of directors identified herein. Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Brokers who hold shares in a street name have the authority to vote when they have not received instructions from the beneficial owners. Brokers who do not receive instructions, but who are present in person or by proxy at the meeting will be counted as present for quorum purposes.

                                  OTHER MATTERS

It is not expected that any matters other than those referred to in this proxy statement will be brought before the meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the meeting.

                               REVOCATION OF PROXY

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the corporate secretary of Las Vegas Gaming an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the meeting and voting in person. Attendance at the meeting will not by itself constitute revocation of a proxy.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.


                              ELECTION OF DIRECTORS

Four directors are to be elected at the annual meeting, to hold office for one year until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

The  following  sets  forth  information  regarding  each  nominee.

                    All Positions                              Years/Mos. Served
                    And Offices                                as Director
Name                with LVGI                        Age       of the Company

Russell Roth        President, Chief Executive        55       4 years
                    Officer, CFO & Director

Gary Baldwin        Secretary/Treasurer, Director     50       3 years,
                                                               10 months

Richard Irvine      Director                          60       1 year,
                                                               3 months

Michael Cane        Director                          47       10 Months

                 _______________________________________________

Russell R. Roth. Mr. Roth has been President, Chief Executive Officer, Chief Financial Officer and Chairman of the Company since April 1998. From January 1995 until December 1999, Mr. Roth had been the feature writer, editor and co-owner of the Las Vegas Investment Report and has managed portfolios for a few select individuals. From September 1994 to April 1996, Mr. Roth served as President of National Investment & Tax Managers, Inc. From January 1987 to April 1993, Mr. Roth served as Chief Financial Officer of Sotheby's Holdings, Inc., an art auction company. At Sotheby's Holdings, Inc., Mr. Roth spearheaded the Company's initial public offering in 1988. From 1983 to 1986, Mr. Roth served as Chief Financial Officer of Cessna Aircraft Company where Mr. Roth coordinated a successful merger of the Company with General Dynamics Corp. From 1974 to 1983, Mr. Roth served in various financial capacities for Rockwell International and the Bendix Corporation. Mr. Roth received his Bachelors of Science in Economics from the University of Kansas in 1968 and his Masters of Business Administration from the University of Michigan in 1973. He serves on the Boards of Lincoln International, Inc. and Legal Access Technologies, Inc. Legal Access Technologies is a public reporting company traded on the Over-The-Counter Bulletin Board.

Gary G. Baldwin. Mr. Baldwin has served as Executive Vice President and Director of the Company since April 1998. On August 13, 1999, he was voted into the position of Treasurer by the board of directors. On December 28, 2000, Mr. Baldwin was appointed to the additional position of Secretary of LVGI. Since April 1997, Mr. Baldwin has served as General Manager of TJ Wholesale. From 1995 to 1996, Mr. Baldwin served as General Manager of the Old Chicago Casino in Cripple Creek, Colorado. From 1993 to 1995, Mr. Baldwin served as General Manager of the St. Charles Riverfront Station in St. Charles, Missouri, and a casino property owned by Station Casinos, Inc. From 1989 to 1993, Mr. Baldwin served as Assistant General Manager of the Imperial Palace Hotel and Casino in Las Vegas, Nevada. From 1985 to 1989, Mr. Baldwin was co-owner of Norquist Construction Company. From 1984 to 1985, Mr. Baldwin served as General Manager of the Nevada Palace where he was licensed to participate in the profits of the hotel-casino. From 1978 to 1984, Mr. Baldwin was co-owner and served as General Manager/Casino Manager of the Landmark Hotel and Casino in Las Vegas, Nevada. From 1975 to 1978, Mr. Baldwin worked for the Nevada State Gaming Control Board as a Senior Financial Investigative Agent. In this capacity, Mr. Baldwin conducted and supervised major investigations throughout the United States and Europe on behalf of the Nevada State Gaming Control Board and worked with various federal, state and local agencies, such as the Federal Bureau of Investigations, the Bureau of Alcohol, Tobacco and Firearms, and state and local police departments.

Over the past twenty years, Mr. Baldwin has been active in the hotel-casino industry. Mr. Baldwin has been licensed on four separate occasions by the Nevada Gaming Commission and on one occasion by the Colorado gaming authorities. In addition, Mr. Baldwin has also served as a gaming consultant to several Native American Tribes, such as the Sault Ste. Marie Tribe of Chippewa Indians, for the past fifteen years. Mr. Baldwin received his Bachelors of Arts in Business Management from Biscayne College in Miami, Florida. Mr. Baldwin also received his Bachelors of Science in Accounting and his Masters of Business Administration from the University of Nevada-Las Vegas in 1974 and 1976, respectively.

Rich Irvine. Mr. Irvine has been a director of Las Vegas Gaming since January 14, 2001. Mr. Irvine is currently Vice President of Sales for A.C. Coin, a gaming company headquartered in Atlantic City, New Jersey. Mr. Irvine was Executive Vice President of Planning and Development for GameTech from February 1999 through November 2001. Mr. Irvine was President and Chief Operating Officer of Mikohn Gaming Corporation from July 1995 until September 1998. He had served on the Mikohn's corporate Board of Directors since it became a publicly traded company in late 1993. From 1993 to 1995 Mr. Irvine was Senior Vice President - Marketing and Entertainment for Boomtown, Inc., a Reno-based owner and operator of casino properties in Verdi, Nevada; Las Vegas, Nevada; Biloxi, Mississippi; and New Orleans, Louisiana. From 1991 to 1993 he was Vice President of Marketing for worldwide Walt Disney attractions. His first entry into the gaming industry came as Executive Vice President Worldwide Sales and Marketing for International Game Technology (IGT), a leading manufacturer of gaming machines. During his four-year tenure, IGT's revenues tripled. Mr. Irvine was co-founder of Aurora Productions. During an eight-year stint there, he was Executive Producer of such films as Heart Like a Wheel, Secret of Nihm and Eddie and the Cruisers, and also the Broadway show The Suicide. He also served as President and Chief Operating Officer of Straight Arrow Publishing, owners of Rolling Stone Magazine and as Executive Vice President of Unicorn/ Sovaminco, a U.S. - (former) U.S.S.R. joint venture. He began his career in media sales for Time, Inc. (now Time Warner) after attending the University of Southern California.

Michael Cane. Mr. Cane became a director of Las Vegas Gaming on July 5, 2001. From May of 1989 to June of 2001, Mr. Cane was the President and Chief Executive Officer of Tele-Lawyer, Inc., a Nevada Corporation that was acquired in an exchange agreement with Legal Access Technologies, Inc., a publicly reporting company, headquartered in Las Vegas, Nevada. At that time, Mr. Cane became the Chairman of the Board and CEO of Legal Access Technologies and continues to act in that capacity. Mr. Cane also maintains a law practice limited to Securities Law in Las Vegas, Nevada with six other attorneys, under the name Cane & Company, LLC. Mr. Cane attended the University of California, Irvine where he graduated top in his class and received a B.A. degree in Economics (June 1975). He then went on to receive his Jurist Doctor degree from the University of Southern California School Of Law in May of 1978, also receiving high honors. Among these honors were Order of the Coif, Phi Beta Kappa, Summa Cum Laude, Dean's Honor List, Who's Who in American Colleges and Universities, Recipient of Three University of Southern California Scholarships, The American Jurisprudence Award in Constitutional Law and member of the University of Southern California Law Review. He is a licensed member of the Nevada, Washington, California and Hawaii State Bars, the U.S. Tax Court and maintains Real Estate Broker licenses in Nevada, California and Hawaii. During the past three decades, Mr. Cane has been a Partner with the Newport Beach Law firm of Wellman and Cane, an Associate Professor of Business Law at the University of Hawaii, Chairman of the Department of Financial Economics and Institutions at the University of Hawaii, College of Business, a Professor of law at Whittier College School of Law and Western State University School of Law and has published articles on a broad range of legal topics, including Corporate Takeovers, Tax Sheltered Investments, The Tax and Economic Benefits Of Structured Personal Injury Settlements, Equity And Forfeitures In Contracts For The Sale Of Land, Default Under An Agreement Of Sale, The Flat Tax System, and Restrictive Practices In Accreditation Of Medical Schools. He is also the author of four books (Divorce, Taxes, Bankruptcy and Estate Planning) in the Five Minute Lawyer books series published by Dell in May of 1995.

Terms  of  Office

Company directors are elected for one-year terms until the next annual general meeting of the shareholders or until removed from office in accordance with company by-laws.


                              THE BOARD RECOMMENDS
                      A VOTE IN FAVOR OF THE NAMED NOMINEES

Section  16(A)  Beneficial  Ownership  Reporting  Compliance

The following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during the most recent fiscal year:

                                      Number           Known Failures
                                      of Late          To File a
Name and principal position           Reports          Required Form
 -------------------------------     ---------         ---------------------
Russ Roth, CEO                           0                     0
Gary Baldwin, Sec/Treas                  1                     0
Richard Irvine, Director                 1                     0
Michael A. Cane, Director                1                     0


                           BENEFICIAL STOCK OWNERSHIP

The following table sets forth, as of April 8, 2002, Common Stock ownership of the Directors of the Company, the persons known to management to be the beneficial owners of more than five percent of the Common Stock of the Company, and the Company's Directors and Officers as a group:

                                                  Amount of
                   Name and Address               beneficial        Percent
Title of class     of beneficial owner            ownership         of class
---------------    ---------------------------    ---------------   ------------
Common Stock       Russell R. Roth
                   3120 South Rainbow Blvd.
                   Suite 204
                   Las Vegas, NV 89146            See table below

Common Stock       Gary G. Baldwin
                   3120 South Rainbow Blvd.
                   Suite 204
                   Las Vegas, NV 89146            See table below

Common Stock       Rich Irvine
                   1055 Silver Fox Circle
                   Reno, NV  89439                See table below

Common Stock       Michael Cane
                   2300 W. Sahara Ave.
                   Suite 500
                   Las Vegas, NV  89102           See table below

Common Stock       Ken Maul
                   1616 Sunridge Dr.
                   Las Vegas, NV 89117            See table below

Common Stock       All Officers and Directors
                   as a Group (4 persons)         See table below


Stock ownership of officers, directors and shareholders holding more than 5% of the outstanding shares of common stock

--------------------------------------------------------------------------------
                                                            Partially    Fully
                                                 12/31/2001  diluted    diluted
                    COMMON    OPTIONS  WARRANTS    TOTAL       %(1)      %(2)
                   ---------  -------  --------  ---------- ---------  --------
RUSS ROTH            789,177   21,500    25,000    835,677    14.32%    12.91%

GARY BALDWIN         481,933    4,400         0    486,333     8.39%     7.51%

KEN MAUL             315,940        0         0    315,940     5.46%     4.88%

MICHAEL CANE           3,500   25,000         0     28,500     0.49%      .44%

RICH IRVINE                0   25,000         0     25,000     0.43%      .39%

TOTAL              1,590,550   75,900    25,000  1,691,450    29.09%    26.13%

--------------------------------------------------------------------------------


(1) Based on a denominator of 5,789,268 shares of common stock outstanding as of December 31, 2001, plus the particular beneficial owner's issued options and warrants that were exercisable within 60 days.
(2) Based on a denominator of 6,471,784 shares of common stock outstanding as of December 31, 2001, plus all the issued options and warrants that were exercisable within 60 days.


                         INFORMATION REGARDING THE BOARD

The Board met 5 times and the Audit and Compensation Committees met 2 times during this fiscal year and as issues were raised signed several written consents to action without meeting. All directors attended all board meetings and all appropriate committee meetings.

On January 14, 2001, Mr. Richard Irvine was appointed to the Board of Directors. On August 29, 2001, Mr. Ken Maul resigned as vice president, secretary and director of the Company. On July 5, 2001 Mr. Michael Cane was appointed to the Board of Directors.

The directors are not currently paid for acting as members of the board, other than receiving stock options.

The following table sets forth certain information as to our Chief Executive Officer and the highest paid officers and directors for our last three fiscal years. No other compensation was paid to any such officers or directors during this time period.

                               Annual Compensation Table
                               -------------------------
                    Annual Compensation          Long Term Compensation
                    -------------------          ----------------------
                                                                           All
                                        Other                             Other
                                        Annual Restricted          LTIP    Com-
                                        Compen-  Stock   Warrants  pay-   pensa-
Name      Title    Year  Salary  Bonus  sation  Awarded  & Option  outs($) tion
-------- --------- ----- ------- ------ ------- -------- --------- ------ ------
Russell  Director, 1999      $0      $0      $0     0     130,000     0     0
R. Roth  CEO, CFO  2000       0  47,500       0     0      46,500     0     0
         and       2001  96,000       0       0     0           0     0     0
         President
--------------------------------------------------------------------------------
Gary G.  Director, 1999 $21,250      $0 $15,000     0     100,000     0     0
Baldwin  Secretary 2000  48,000   7,500       0     0       4,400     0     0
         and       2001  84,000  25,000       0     0           0     0     0
         Treasurer
--------------------------------------------------------------------------------
Rich     Director  1999      $0      $0      $0     0           0     0     0
Irvine             2000       0       0       0     0           0     0     0
                   2001       0       0       0     0      25,000     0     0
--------------------------------------------------------------------------------
Michael  Director  1999      $0      $0      $0     0           0     0     0
Cane               2000       0       0       0     0           0     0     0
                   2001       0       0       0     0      25,000     0     0
--------------------------------------------------------------------------------
Kenneth  Former    1999      $0      $0 $34,500     0      80,000     0     0
L. Maul  Director  2000       0       0 $20,000     0      12,250     0     0
                   2001       0       0 $83,000     0           0     0     0
--------------------------------------------------------------------------------
Mark     Former    1999 $22,250      $0 $15,500     0      90,000     0     0
Valenti  Director  2000   8,000       0  35,000     0       4,400     0     0
                   2001       0       0       0     0           0     0     0
--------------------------------------------------------------------------------


Incentive  Stock  Options

In 2001, the Company issued option rights to its officers and directors under its 2000 Stock Option Plan, including options to purchase an aggregate of 75,900 shares of Common Stock at $3.00 per share. Russell Roth received options to purchase 21,500 shares of common stock. Gary Baldwin received options to purchase 4,400 shares of common stock. Michael Cane and Rich Irvine each received options to purchase 25,000 shares of common stock.

Insider  Participation  in  Compensation  Decisions

The Company has a three member Compensation Committee made up of Russell R. Roth, Michael Cane and Richard Irvine. Members of the Compensation Committee, with the exception of Mr. Roth, are not salaried employees of the Company. Mr. Gary Baldwin and Mr. Russell Roth are the only members of the Board receiving any cash compensation from the Company. Mr. Cane and Mr. Irvine received options to purchase 50,000 shares of the Company's Common Stock for their services during the year ended December 31, 2001.

Board  of  Directors  Report  on  Executive  Compensation

The Board of Directors has no existing policy with respect to the specific relationship of corporate performance to executive compensation. The Board has set executive compensation at what the Board considered to be the minimal acceptable level necessary to retain and compensate the officers of the Company for their activities on the Company's behalf.

                              SELECTION OF AUDITORS

The Board of Directors selected Piercy, Bowler, Taylor & Kern, Certified Public Accountants, as the Company's independent auditors to examine the Company's financial statements for the fiscal year ended December 31, 2001. The shareholders are being asked to confirm this appointment.

                                   AUDIT FEES

The Company has been billed $36,753 for professional services rendered for the audit of its annual financial statements for the most recent fiscal year and the reviews of its quarterly financial statements.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

There were no fees billed by the Company's auditors for: (a) directly or indirectly operating, or supervising the operation of, the Company's information system or managing the Company's local area network; or (b) designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to the Company's financial statements taken as a whole. As there were no fees billed or expended for the above services, the Company's board of directors did not consider whether such expenditures were compatible with maintaining the auditor's independence from the Company.

                           FORWARD -LOOKING STATEMENTS

This proxy statement may include statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk. External factors that could cause our actual results to differ materially from our expectations include:

- The Company's ability to develop its business plan to the extent anticipated;
-     The  public's  willingness  to  accept  the  Company's  games;  and

-     The  Company's ability to compete successfully within the gaming industry.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. We do not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

                          FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for Las Vegas Gaming's proxy statement and form of proxy for its next annual meeting of shareholders will be April 15, 2003. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of Las
Vegas Gaming's proxy statement and form of proxy is considered untimely is 45 days prior to April 15, 2003.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents, filed by the Company with the Commission, are incorporated herein by reference:

(i) The Company's Annual Report filed on Form 10-KSB with the Commission on April 11, 2002, for the fiscal year ended December 31, 2001;

(ii) The Company's Quarterly Reports filed on Form 10-QSB on May 15, 2001, August 27, 2001 and November 19, 2001.

(iii) The Company's Reports filed on Form 8-K on January 31, 2001, March 9, 2001, April 4, 2001, July 20, 2001 and September 24, 2001.

The  following documents, attached hereto, are incorporated herein by reference:

Exhibit Number     Description
--------------     -----------

1                  Annual Report filed on Form 10-KSB

All reports and definitive proxy or information statements filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented with this document or delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom a Proxy Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Corporate Secretary at the address set forth above.

                       WHERE YOU CAN FIND MORE INFORMATION

Las Vegas Gaming is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Las Vegas Gaming files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

PLEASE SIGN, DATE AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE, WHETHER OR NOT YOU CURRENTLY PLAN TO ATTEND THE MEETING.

By  Order  of  the  Board  of  Directors

/s/ Russell R. Roth
_______________________________
Russell  R.  Roth
CEO  and  Chairman

                             Las Vegas Gaming, Inc.
                                      PROXY

                         Annual Meeting of Shareholders
                                  May 14, 2002
                                      PROXY
The undersigned appoints Russell Roth of Las Vegas Gaming, Inc. with full power of substitution, the attorney and proxy of the undersigned, to attend the annual meeting of shareholders of Las Vegas Gaming, Inc., to be held May 14, 2002, beginning at 1:00 p.m., Pacific Daylight Time, at Spanish Trail Country Club, 5050 Spanish Trail Lane, Las Vegas, Nevada, and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement sent to Shareholders, a copy of which has been received by the undersigned, as follows:

Please mark your votes as indicated [X]   Total Number of Shares Held: _________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

1. For the election of the following four nominees as directors of the Company, to serve until the next annual meeting or until their successors are elected and qualified: Russell R. Roth, Gary Baldwin, Michael Cane and Richard Irvine.

                      FOR  Nominees        NOT  FOR  Nominees
                          [_]                    [_]

2. To confirm the appointment of Piercy, Bowler, Taylor and Kern as the Company's auditors.

                      FOR  Appointment     NOT  FOR  Appointment
                          [_]                    [_]

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When joint tenants hold shares, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Please sign exactly as your name appears on your stock certificate(s).

Signature(s)                         Dated:  ________________,  2002


___________________________          ________________________________

             PLEASE SIGN AND RETURN THIS PROXY PRIOR TO MAY 7, 2002.